UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21969

The GDL Fund (formerly, The Gabelli Global Deal Fund)

(Exact name of registrant as specified in charter)

One Corporate Center

Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: September 30, 2011

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

The Schedule(s) of Investments is attached herewith.

The GDL Fund

Third Quarter Report

September 30, 2011

Mario J. Gabelli, CFA

To Our Shareholders,

For the quarter ended September 30, 2011, the net asset value (“NAV”) total return of The GDL Fund (the “Fund”) was (5.2)%, compared with the total return of 0.01% for the 3 Month U.S. Treasury Bill Index. The total return for the Fund’s publicly traded shares was (8.8)%. On September 30, 2011, the Fund’s NAV per share was $13.97, while the price of the publicly traded shares closed at $11.92 on the New York Stock Exchange (“NYSE”).

Enclosed is the schedule of investments as of September 30, 2011.

Comparative Results

Average Annual Returns through September 30, 2011 (a) (Unaudited)
	Quarter	Year to Date	1 Year	Since Inception (01/31/07)
GDL Fund
NAV Total Return (b)	(5.21)%	(0.79)%	(0.07)%	1.54%
Investment Total Return (c)	(8.78)	(4.11)	(5.29)	(1.85)
3 Month U.S. Treasury Bill Index	0.01	0.05	0.08	1.21
(a)	Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Performance returns for periods of less than one year are not annualized. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The 3 Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into the outstanding Treasury Bill that matures closest to, but not beyond three months from the re-balancing date. To qualify for selection, an issue must have settled on or before the re-balancing (month end) date. Dividends are considered reinvested except for the 3 Month U.S. Treasury Bill Index. You cannot invest directly in an index.
(b)	Total returns and average annual returns reflect changes in the NAV per share and reinvestment of distributions at NAV on the ex-dividend date and are net of expenses. Since inception return is based on an initial NAV of $19.06.
(c)	Total returns and average annual returns reflect changes in closing market values on the NYSE and reinvestment of distributions. Since inception return is based on an initial offering price of $20.00.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

THE GDL FUND

SCHEDULE OF INVESTMENTS

September 30, 2011 (Unaudited)

Shares		Market Value

	COMMON STOCKS — 65.6%
	Aerospace and Defense — 4.4%
30,000	Charter International plc	$405,601
150,000	Goodrich Corp.	18,102,000
21,000	Kratos Defense & Security Solutions Inc.†	141,120
76,000	The Allied Defense Group Inc.† (a)	239,400

		18,888,121

	Business Services — 1.5%
5,000	Acxiom Corp.†	53,200
500,000	APAC Customer Services Inc.†	4,260,000
85,000	Clear Channel Outdoor Holdings Inc., Cl. A†	795,600
47,000	Diebold Inc.	1,292,970
5,000	Fundtech Ltd.	115,400

		6,517,170

	Cable and Satellite — 0.7%
10,000	AMC Networks Inc., Cl. A†	319,500
230,000	British Sky Broadcasting Group plc	2,381,525
28,000	Cablevision Systems Corp., Cl. A	440,440

		3,141,465

	Computer Hardware — 0.0%
7,500	Seagate Technology plc	77,100

	Computer Software and Services — 3.7%
230,000	Autonomy Corp. plc†	9,145,916
121,000	Blackboard Inc.†	5,403,860
8,000	Mentor Graphics Corp.†	76,960
10,000	Renaissance Learning Inc.	167,800
21,600	Soapstone Networks Inc.†	162
107,000	Yahoo! Inc.†	1,408,120

		16,202,818

	Consumer Products and Services — 0.8%
30,000	Avon Products Inc.	588,000
22,000	Fortune Brands Inc.	1,189,760
33,000	Harman International Industries Inc.	943,140
8,000	Heelys Inc.†	16,160
4,000	Schulthess Group†	233,892
10,000	The Clorox Co.	663,300

		3,634,252

	Diversified Industrial — 5.8%
200,000	Ameron International Corp.	16,988,000
46,000	ITT Corp.	1,932,000
40,000	M&F Worldwide Corp.†	984,800
330,000	Myers Industries Inc.	3,349,500
125,000	Smiths Group plc	1,948,283

		25,202,583

	Educational Services — 0.0%
12,000	Corinthian Colleges Inc.†	18,720

Shares			Market Value

		Electronic Equipment — 0.0%
500		Harbin Electric Inc.†	$10,325

		Electronics — 4.1%
500		Aleo Solar AG†	17,283
211,700		Alliance Semiconductor Corp.†	63,510
107,000		Bel Fuse Inc., Cl. A	1,835,050
7,657		CSR plc, ADR†	99,388
4,000		International Rectifier Corp.†	74,480
471,500		Laird plc	1,016,129
300,000		Netlogic Microsystems Inc.†	14,436,000
19,000		Zygo Corp.†	219,640

			17,761,480

		Energy and Utilities — 12.8%
254,100		Aker Drilling ASA†	1,142,781
280,000		Atlas Energy Inc., Escrow† (a)	28,000
105,000		Atlas Energy LP	1,949,850
10,000		Capital Power Income LP	180,361
97,964		Central Vermont Public Service Corp.	3,449,312
5,000		Constellation Energy Group Inc.	190,300
544,000		DPL Inc.	16,396,160
300,000		Dragon Oil plc	2,232,680
70,000		Dynegy Inc.†	288,400
1,000		Encore Energy Partners LP	18,720
177,000		Endesa SA	4,133,265
7,500		Ensco plc, ADR	303,225
5,000		EXCO Resources Inc.	53,600
500,000		Global Industries Ltd.†	3,960,000
20,000		Heritage Oil plc†	72,700
0	(b)	Iberdrola SA	3
50,000		Nicor Inc.	2,750,500
200,000		Northumbrian Water Group plc	1,445,569
75,000		NRG Energy Inc.†	1,590,750
1,000		Origin Energy Ltd.	12,967
100,000		Progress Energy Inc.	5,172,000
242,000		Southern Union Co.	9,817,940
15,000		TGC Industries Inc.†	66,000
1,400		Walter Energy Inc.	84,014
100,000		WesternZagros Resources Ltd.†	43,420

			55,382,517

		Entertainment — 0.2%
55,000		Take-Two Interactive Software Inc.†	699,600

		Equipment and Supplies — 0.0%
511,000		Gerber Scientific Inc., Escrow† (a)	5,110
1,000		The Middleby Corp.†	70,460

			75,570

		Financial Services — 1.8%
6,000		CNinsure Inc., ADR†	42,000
97,000		First Niagara Financial Group Inc.	887,550

See accompanying notes to schedule of investments.

THE GDL FUND

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2011 (Unaudited)

Shares		Market Value

	COMMON STOCKS (Continued)
	Financial Services (Continued)
50,000	FPIC Insurance Group Inc.†	$2,092,000
2,000	Harleysville Group Inc.	117,720
1,000	NYSE Euronext	23,240
5,000	Penn Millers Holding Corp.†	100,450
243,000	SLM Corp.	3,025,350
90,000	The Charles Schwab Corp.	1,014,300
10,000	Transatlantic Holdings Inc.	485,200

		7,787,810

	Food and Beverage — 3.2%
175,000	China Huiyuan Juice Group Ltd.	47,192
1,000,000	Foster’s Group Ltd.	5,109,445
1,650,000	Parmalat SpA	3,503,771
22,000	Ralcorp Holdings Inc.†	1,687,620
1,000	Reddy Ice Holdings Inc.†	1,250
215,200	Sara Lee Corp.	3,518,520

		13,867,798

	Health Care — 10.4%
1,000	Actelion Ltd.†	33,429
1,000	AMAG Pharmaceuticals Inc.†	14,760
2,000	American Medical Alert Corp†	16,780
12,000	ArthroCare Corp.†	345,240
1,000	Biogen Idec Inc.†	93,150
562,800	Caliper Life Sciences Inc.†	5,892,516
215,000	Cephalon Inc.†	17,350,500
2,000	Enzon Pharmaceuticals Inc.†	14,080
6,000	Gilead Sciences Inc.†	232,800
6,000	Grifols SA, ADR†	38,340
44,500	Indevus Pharmaceuticals Inc., Escrow† (a)	48,950
114,040	Kinetic Concepts Inc.†	7,514,096
1,000	Life Technologies Corp.†	38,430
6,500	Medco Health Solutions Inc.†	304,785
750,000	Q-Med AB† (a)	8,635,327
245,000	Smith & Nephew plc	2,223,557
11,000	Synthes Inc. (c)	1,783,980
20,000	Trimeris Inc.†	50,400
59,000	WuXi PharmaTech Cayman Inc., ADR†	686,760

		45,317,880

	Health Care Providers and Services — 0.1%
58,332	Continucare Corp.†	372,158

	Hotels and Gaming — 0.0%
1,000	MGM Resorts International†	9,290

	Machinery — 0.0%
1,000	Sauer-Danfoss Inc.†	28,900

	Materials — 1.9%
6,000	CIMPOR - Cimentos de Portugal SGPS SA	40,353
260,000	Temple-Inland Inc.	8,156,200

		8,196,553

Shares		Market Value

	Media — 0.0%
45,000	APN News & Media Ltd.	$36,579

	Metals and Mining — 1.1%
2,000	Anvil Mining Ltd.†	14,620
28,000	Camino Minerals Corp.†	5,478
20,000	Forsys Metals Corp.†	10,879
50,000	Grayd Resource Corp.†	123,580
5,000	Lonmin plc	81,947
2,000	Lundin Mining Corp., Toronto†	6,966
270,000	MacArthur Coal Ltd.	4,159,553
20,000	Pilot Gold Inc.†	22,903
9,000	Xstrata plc	115,196

		4,541,122

	Publishing — 0.0%
136,000	SCMP Group Ltd.	25,323

	Real Estate — 0.0%
5,000	ECO Business-Immobilien AG†	40,199

	Retail — 2.3%
120,000	BJ’s Wholesale Club Inc.†	6,148,800
200,000	Bulgari SpA (a)	3,277,019
8,500	Casey’s General Stores Inc.	371,025
2,000	Dollar Thrifty Automotive Group Inc.†	112,600
270,000	J. Crew Group Inc., Escrow† (a)	0
17,000	McCormick & Schmick’s Seafood Restaurants Inc.†	117,640
2,000	Regis Corp.	28,180

		10,055,264

	Semiconductors — 3.5%
86,000	Advanced Analogic Technologies Inc.†	372,380
2,500	LTX-Credence Corp.†	13,225
245,000	Varian Semiconductor Equipment Associates Inc.†	14,981,750

		15,367,355

	Specialty Chemicals — 5.6%
18,000	Airgas Inc.	1,148,760
370,000	Arch Chemicals Inc.	17,360,400
12,000	Ashland Inc.	529,680
150,587	Nalco Holding Co.	5,267,533

		24,306,373

	Telecommunications — 1.1%
11,000	AboveNet Inc.	589,600
700,000	Asia Satellite Telecommunications Holdings Ltd.	1,348,332
12,000	BCE Inc.	449,520
55,000	CenturyLink Inc.	1,821,600
25,000	Global Crossing Ltd.†	597,750

		4,806,802

See accompanying notes to schedule of investments.

THE GDL FUND

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2011 (Unaudited)

Shares		Market Value

	COMMON STOCKS (Continued)
	Transportation — 0.2%
14,019	Kirby Corp.	$737,981

	Wireless Telecommunications Services — 0.4%
46,000	Motorola Mobility Holdings Inc.†	1,737,880

	TOTAL COMMON STOCKS	284,846,988

	RIGHTS — 0.1%
	Health Care — 0.1%
80,700	Clinical Data Inc., CVR, expire 04/14/18† (a)	76,665
500,000	Sanofi, CVR, expire 12/31/20†	530,000

	TOTAL RIGHTS	606,665

	WARRANTS — 0.0%
	Metals and Mining — 0.0%
220	Kinross Gold Corp., Cl. D, expire 09/17/14†	512

Principal Amount

	CONVERTIBLE CORPORATE BONDS — 1.0%
	Aerospace — 0.1%
$500,000	GenCorp Inc., Sub. Deb. Cv., 4.063%, 12/31/39	433,750

	Computer Hardware — 0.9%
4,000,000	SanDisk Corp., Cv., 1.000%, 05/15/13	3,890,000

	TOTAL CONVERTIBLE CORPORATE BONDS	4,323,750

	U.S. GOVERNMENT OBLIGATIONS — 33.3%
144,542,000	U.S. Treasury Bills, 0.000% to 0.080%††, 11/25/11 to 03/15/12 (d)	$144,524,136

TOTAL INVESTMENTS — 100.0% (Cost $450,487,888)		$434,302,051

	Aggregate tax cost	$451,787,351

	Gross unrealized appreciation	$5,419,539
	Gross unrealized depreciation	(22,904,839)

	Net unrealized appreciation/depreciation	$(17,845,300)

Shares		Market Value

	SECURITIES SOLD SHORT — (0.2)%
	Transportation — (0.2)%
14,019	Kirby Corp.	$737,960

	TOTAL SECURITIES SOLD SHORT (Total Proceeds $814,707)	$737,960

	Aggregate proceeds	$814,707

	Gross unrealized appreciation	$76,747
	Gross unrealized depreciation	0

	Net unrealized appreciation/depreciation	$76,747

Principal Amount			Settlement Date	Unrealized Appreciation/ Depreciation

		FORWARD FOREIGN EXCHANGE CONTRACTS
$8,000,000	(e)	Deliver Euros in exchange for United States Dollar 10,715,689 (f)	10/28/11	$209,992

Notional Amount			Termination Date

		EQUITY CONTRACT FOR DIFFERENCE SWAP AGREEMENTS
$281,391
(100,000	Shares)	Gulf Keystone Petroleum Ltd.	06/27/12	(55,783)
4,464
(1,000	Shares)	J Sainbury plc	06/27/12	(181)
1,190,842
(30,000	Shares)	Autonomy Corp.	09/26/12	1,742

		TOTAL EQUITY CONTRACT FOR DIFFERENCE SWAP AGREEMENTS		$(54,222)

(a)	Security fair valued under procedures established by the Board of Trustees. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At September 30, 2011, the market value of fair valued securities amounted to $12,310,471 or 2.83% of total investments.
(b)	Amount represents less than 0.5 shares.
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2011, the market value of the Rule 144A security amounted to $1,783,980 or 0.41% of total investments.
(d)	Securities, or a portion thereof, with a value of $31,290,000 are pledged as collateral for securities sold short and forward contracts.
(e)	Principal amount denoted in Euros.
(f)	At September 30, 2011, the Fund has entered into forward foreign exchange contracts with State Street Bank and Trust Co.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
CVR	Contingent Value Right

See accompanying notes to schedule of investments.

THE GDL FUND

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2011 (Unaudited)

Geographic Diversification	% of Market Value	Market Value
Long Positions
North America	87.3%	$378,921,327
Europe	9.5	41,057,199
Asia/Pacific	2.6	11,493,096
South Africa	0.5	2,232,679
Latin America	0.1	597,750

Total Investments	100.0%	$434,302,051

Short Positions
North America	(0.2)%	$(737,960)

See accompanying notes to schedule of investments.

THE GDL FUND

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

The Fund’s schedule of investments is prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its schedule of investments.

Security Valuation.  Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 – quoted prices in active markets for identical securities;

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 – significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

THE GDL FUND

NOTES TO SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of September 30, 2011 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 9/30/11
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Energy and Utilities	$55,354,517	—	$28,000	$55,382,517
Equipment and Supplies	70,460	—	5,110	75,570
Health Care	45,268,930	—	48,950	45,317,880
Retail	6,778,245	$3,277,019	—	10,055,264
Other Industries (a)	174,015,757	—	—	174,015,757
Total Common Stocks	281,487,909	3,277,019	82,060	284,846,988
Rights (a)	530,000	—	76,665	606,665
Warrants (a)	512	—	—	512
Convertible Corporate Bonds (a)	—	4,323,750	—	4,323,750
U.S. Government Obligations	—	144,524,136	—	144,524,136
TOTAL INVESTMENTS IN SECURITIES—ASSETS	$282,018,421	$152,124,905	$158,725	$434,302,051
INVESTMENTS IN SECURITIES:
LIABILITIES (Market Value):
Common Stocks Sold Short (a)	$(737,960)	$—	$—	$(737,960)
TOTAL INVESTMENTS IN SECURITIES—LIABILITIES	$(737,960)	$—	$—	$(737,960)
OTHER FINANCIAL INSTRUMENTS:
ASSETS (Unrealized Appreciation):*
FOREIGN CURRENCY EXCHANGE CONTRACTS
Forward Foreign Exchange Contracts	$—	$209,992	$—	$209,992
EQUITY CONTRACT
Contract for Difference Swap Agreement	—	1,742	—	1,742
LIABILITIES (Unrealized Depreciation):*
EQUITY CONTRACT
Contract for Difference Swap Agreement	—	(55,964)	—	(55,964)
TOTAL OTHER FINANCIAL INSTRUMENTS	$—	$155,770	$—	$155,770

(a)	Please refer to the Schedule of Investments ("SOI") for the industry classifications of these portfolio holdings.
*	Other financial instruments are derivatives reflected in the SOI, such as futures, forwards, and swaps, which are valued at the unrealized appreciation/depreciation of the instrument.

The Fund did not have significant transfers between Level 1 and Level 2 during the period ended September 30, 2011.

THE GDL FUND

NOTES TO SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

The following table reconciles Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance as of 12/31/10	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ depreciation	Purchases	Sales	Transfers into Level 3†	Transfers out of Level 3†	Balance as of 9/30/11	Net change in unrealized appreciation/ depreciation during the period on Level 3 investments held at 9/30/11
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Energy and Utilities	$—	$—	$—	$28,000	$0	$—	$—	$—	$28,000	$28,000
Equipment and Supplies	—	—	—	5,110	0	—	—	—	5,110	5,110
Financial Services	—	—	93,113	—	0	(93,113)	—	—	—	—
Health Care	48,950	—	—	—	—	—	—	—	48,950	—
Total Common Stocks	48,950	—	93,113	33,110	0	(93,113)	—	—	82,060	33,110
Rights:
Health Care	—	—	—	76,665	0	—	—	—	76,665	76,665
TOTAL INVESTMENTS IN SECURITIES	$48,950	$—	$93,113	$109,775	$0	$(93,113)	$—	$—	$158,725	$109,775

†	The Fund’s policy is to recognize transfers into and transfers out of Level 3 as of the beginning of the reporting period.

In May 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers into and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

Securities Sold Short.  The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is

THE GDL FUND

NOTES TO SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

adjusted periodically as the value of the position fluctuates. Security sold short at September 30, 2011 is reported within the Schedule of Investments.

Foreign Currency Translations.  The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities.  The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes.  The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Derivative Financial Instruments.  The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at September 30, 2011, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Swap Agreements.  The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques

THE GDL FUND

NOTES TO SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at the time a swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

The Fund has entered into equity contract for difference swap agreements with The Goldman Sachs Group, Inc. Details of the swaps at September 30, 2011 are reflected within the Schedule of Investments and further details as follows:

Notional Amount		Equity Security Received	Interest Rate/ Equity Security Paid	Termination Date	Net Unrealized Appreciation/ Depreciation
		Market Value Appreciation on:	One Month LIBOR plus 90 bps plus Market Value Depreciation on:
$281,391	(100,000 Shares)	Gulf Keystone Petroleum Ltd.	Gulf Keystone Petroleum Ltd.	6/27/12	$(55,783)
4,464	(1,000 Shares)	J Sainsbury plc	J Sainsbury plc	6/27/12	(181)
1,190,842	(30,000 Shares)	Autonomy Corp.	Autonomy Corp.	9/26/12	1,742

					$(54,222)

Futures Contracts.  The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are included in unrealized appreciation/depreciation on futures contracts. The Fund recognizes a realized gain or loss when the contract is closed.

There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. At September 30, 2011, the Fund held no investments in futures contracts.

Forward Foreign Exchange Contracts.  The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any

THE GDL FUND

NOTES TO SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

potential gain that might result should the value of the currency increase. Forward foreign exchange contracts at September 30, 2011 are presented within the Schedule of Investments.

The following table summarizes the net unrealized appreciation/depreciation of derivatives held at September 30, 2011 by primary risk exposure:

Asset Derivatives:	Net Unrealized Appreciation/ Depreciation
Equity Contract	$1,742
Forward Currency Exchange Contracts	209,992

Total	211,734

Liability Derivatives:
Equity Contract	$(55,964)

Tax Information.  The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

Under the current tax law, capital losses related to securities and foreign currency realized after October 31 and prior to the Fund’s year end may be treated as occurring on the first day of the following year. For the year ended December 31, 2010, the Fund deferred capital losses of $21,970.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. In addition, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

AUTOMATIC DIVIDEND REINVESTMENT

AND VOLUNTARY CASH PURCHASE PLANS

Enrollment in the Plan

It is the policy of The GDL Fund (the “Fund”) to automatically reinvest dividends payable to common shareholders. As a “registered” shareholder you automatically become a participant in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”). The Plan authorizes the Fund to credit common shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their share certificates to American Stock Transfer (“AST”) to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distributions in cash must submit this request in writing to:

The GDL Fund

c/o American Stock Transfer

6201 15th Avenue

Brooklyn, NY 11219

Shareholders requesting this cash election must include the shareholder’s name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan, may contact AST at (888) 422-3262.

If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of “street name” and re-registered in your own name. Once registered in your own name your distributions will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in “street name” at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

The number of common shares distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund’s common shares is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued common shares valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund’s common shares. The valuation date is the dividend or distribution payment date or, if that date is not a NYSE Amex trading day, the next trading day. If the net asset value of the common shares at the time of valuation exceeds the market price of the common shares, participants will receive common shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, AST will buy common shares in the open market, or on the NYSE Amex, or elsewhere, for the participants’ accounts, except that AST will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common shares exceeds the then current net asset value.

The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

Voluntary Cash Purchase Plan

The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to AST for investments in the Fund’s common shares at the then current market price. Shareholders may send an amount from $250 to $10,000. AST will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. AST will charge each shareholder who participates a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to American Stock Transfer, 6201 15th Avenue, Brooklyn, NY 11219 such that AST receives such payments approximately 10 days before the investment date. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by AST at least 48 hours before such payment is to be invested.

Shareholders wishing to liquidate shares held at AST must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address, and account number. The cost to liquidate shares is $1.00 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

For more information regarding the Automatic Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.

The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by AST on at least 90 days written notice to participants in the Plan.

THE GDL FUND

AND YOUR PERSONAL PRIVACY

Who are we?

The GDL Fund (the “Fund”) is a closed-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

What kind of non-public information do we collect about you if you become a Fund shareholder?

When you purchase shares of the Fund on the New York Stock Exchange, you have the option of registering directly with our transfer agent in order, for example, to participate in our dividend reinvestment plan.

•	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

•

Information about your transactions with us.  This would include information about the shares that you buy or sell; it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services—like a transfer agent—we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

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TRUSTEES AND OFFICERS

THE GDL FUND

One Corporate Center, Rye, NY 10580-1422

Trustees

Mario J. Gabelli, CFA

Chairman & Chief Executive Officer,

GAMCO Investors, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

James P. Conn

Former Managing Director &

Chief Investment Officer,

Financial Security Assurance Holdings Ltd.

Clarence A. Davis

Former Chief Executive Officer,

Nestor, Inc.

Mario d’Urso

Former Italian Senator

Arthur V. Ferrara

Former Chairman & Chief Executive Officer,

Guardian Life Insurance Company of America

Michael J. Melarkey

Attorney-at-Law,

Avansino, Melarkey, Knobel & Mulligan

Edward T. Tokar

Senior Managing Director,

Beacon Trust Company

Salvatore J. Zizza

Chairman, Zizza & Co., Ltd.

Officers

Bruce N. Alpert

President

Carter W. Austin

Vice President

Peter D. Goldstein

Chief Compliance Officer

Agnes Mullady

Treasurer & Secretary

Laurissa M. Martire

Vice President & Ombudsman

David I. Schachter

Vice President & Ombudsman

Investment Adviser

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

Custodian

The Bank of New York Mellon

Counsel

Skadden, Arps, Slate, Meagher & Flom LLP

Transfer Agent and Registrar

American Stock Transfer and Trust Company

Stock Exchange Listing

	Common	7.00% Preferred
NYSE-Symbol:	GDL	GDL PrB
Shares Outstanding:	21,131,897	2,879,758

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGDLX.”

For general information about the Gabelli Funds, call 800-GABELLI (800-422-3554), fax us at 914-921-5118, visit Gabelli Funds’ Internet homepage at: www.gabelli.com, or e-mail us at: closedend@gabelli.com

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase its common shares in the open market when the Fund’s shares are trading at a discount of 7.5% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

Item 2. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     The GDL Fund (formerly, The Gabelli Global Deal Fund)

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 11/29/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 11/29/11

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date 11/29/11

*	Print the name and title of each signing officer under his or her signature.